GUARANTY OF PAYMENT AND PERFORMANCE

GUARANTY OF PAYMENT AND PERFORMANCE (the “Guaranty”) dated March 13, 2020, made by READING INTERNATIONAL, INC., a Nevada corporation, having its principal place of business at 5995 Sepulveda Boulevard, Suite 300, Culver City, California 90230 (hereinafter referred to as the “undersigned” or the “Guarantor”), for the benefit of VALLEY NATIONAL BANK, a national banking association, having offices at 1455 Valley Road, Wayne, New Jersey 07470 (hereinafter referred to as “Lender”).

W I T N E S S E T H:

WHEREAS, SUTTON HILL PROPERTIES, LLC, a Nevada limited liability company qualified to do business in New York, having its principal place of business at 500 Citadel Drive, Suite 300, Commerce, California 90040 (hereinafter referred to as “Borrower”), has applied to Lender for a first mortgage loan in the original principal sum of TWENTY-FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00) (the “Loan”), which Loan is evidenced by the Note (described in Exhibit A hereto); and secured by the Mortgage (described in Exhibit A hereto) affecting the Premises (as hereinafter defined) identified in Exhibit A hereto; and

WHEREAS, Lender is willing to make the Loan to Borrower only if the Guarantor executes and delivers this Guaranty and guarantees to Lender payment and performance of the Obligations (as hereinafter defined) in the manner hereinafter provided.

NOW, THEREFORE, in consideration of Lender making the Loan to the Borrower and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, the Guarantor hereby covenants and agrees with Lender as follows:

1. Guarantor, jointly and severally, absolutely unconditionally and irrevocably undertakes and guarantees for the benefit of Lender and each and every present and future holder or holders of the Note and/or assignees of the Loan Documents (described in Exhibit A hereto):

(a) The punctual payment and performance when due, whether at stated maturity, any extended maturity, or by acceleration or otherwise, of all principal, interest, additional payments, and all other obligations of Borrower to Lender evidenced by the Note and secured by the Mortgage and any other amounts that may become owing by Borrower under the Loan Documents and all present or future obligations or liabilities of any kind of the Borrower to the Lender, whether incurred by Borrower as maker, endorser drawer, guarantor, accommodation party or otherwise, secured or unsecured, absolute or contingent, including, without limitation, the Obligations (as defined in the Mortgage), (all such indebtedness, obligations and other amounts are hereinafter collectively, referred to as the “Payment Obligations”);

(b) The performance of any and all other obligations of Borrower required by or under the Loan Documents, other than the Payment Obligations, including, but not limited to, the environmental obligations, indemnities, covenants, warranties and representations set forth in the ADA and Environmental Indemnity Agreement (referred to herein as the “Performance Obligations”).  Guarantor shall cause the Performance

Obligations to be performed, completed and paid for in the manner and at the applicable times required to be so performed, completed and paid for by Borrower under the Loan Documents.  The Payment Obligations, the Performance Obligations, together with all other payment and performance obligations of Guarantor under this Guaranty are referred to herein, collectively, as the “Obligations”; and

(c) Notwithstanding anything herein to the contrary, the maximum liability of the Guarantor under this Guaranty shall be $1,500,000.00, plus any accrued interest, penalties and fees, including, without limitation, attorneys’ fees and expenses.

2. Guarantor’s obligations under this Guaranty are and shall be absolute, unconditional and irrevocable under any and all circumstances without regard to the legality, binding effect, validity, regularity, or enforceability of the Note, the Mortgage or any other Loan Documents executed in connection herewith or therewith, a true copy of each of which documents Guarantor hereby acknowledges having received, reviewed and approved.  Guarantor agrees that Guarantor’s liabilities under this Guaranty shall be unaffected, regardless of whether notice or consideration is given or Guarantor’s further consent is obtained, by (i) any amendment, supplement, modification or other change in the Note, the Mortgage or any other Loan Documents or other instrument made to or with Lender by Borrower or any person or entity who succeeds Borrower as owner of the Premises, or any part thereof, (ii) any extension of time for the observance or performance required thereby, (iii) any sale, assignment or foreclosure of the Note or the Mortgage, or both, or any sale of the Premises, or any part thereof, (iv) exculpatory provisions in any of such instruments limiting Lender’s recourse to property encumbered by the Mortgage or any other security or limiting Lender’s rights to enforce a deficiency judgment against Borrower, (v) any release of Borrower or Guarantor or any other person or entity from performance or observance of any of the agreements, terms, covenants or conditions contained in any of such instruments whether by operation of law or otherwise, (vi) Lender’s failure to record the Mortgage or file any UCC-1 Financing Statements, or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note, (vii) any accuracy or inaccuracy of any representations or warranties made by Borrower in the Mortgage or by Guarantor in this Guaranty, (viii) any bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement for the benefit of creditors, receivership, trusteeship or other law of like import affecting Borrower, the Premises, Guarantor or any of Guarantor’s successors and assigns, including, but not limited to, any automatic stay granted pursuant to any provision of a bankruptcy or similar law, (ix) notwithstanding any provision to the contrary contained or implied in the Mortgage or by law or in equity, any recovery as a result of the exercise of any of Lender’s rights or remedies under the Mortgage unless as a result thereof Lender received full payment and performance of the Obligations, (xi) any lack of validity or enforceability of the Loan Documents or any other documents evidencing the Obligations, (xii) any settlement or compromises with the Borrower or any other person of any of the Obligations hereby guaranteed, (xiii) any defense given to a guarantor or surety at law or in equity, unless Lender has received full, final and indefeasible payment and performance of the Obligations, or (xiv) as to obligations of the Borrower which survive foreclosure or repayment of the Loan, such foreclosure or repayment of the Loan.

3. The Guarantor agrees that, with or without notice or demand, the Guarantor, jointly and severally, will reimburse Lender for all costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with the collection of the Obligations or any portion thereof or in any action or proceeding brought by Lender to enforce the obligations of the Guarantor under this Guaranty.

4. All moneys available to Lender for application in payment or reduction of the Obligations may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may elect.

5. The Guarantor hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from the Guarantor, any security at any time held by or available to Lender for any obligation of Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Obligations, may be exchanged, surrendered or released and any obligation of Borrower, or of any such other person or party, may be changed, altered, modified, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or other person or party as Lender may see fit; and the Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, modification, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

6. The Guarantor hereby waives (a) notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by Lender to Borrower; (b) presentment and demand for payment of the Obligations or any portion thereof; (c) notice of any change, alteration, modification, renewal, extension, continuance, surrender compromise, waiver or release in whole or in part, of the Obligations; (d) protest and notice of dishonor or default to the Guarantor or to any other person or party with respect to the Obligations or any portion thereof; (e) all other notices to which the Guarantor might otherwise be entitled; and (f) any demand for payment under this Guaranty.

7. This is a guaranty of payment and not of collection and the Guarantor further waives any right to require that any action be brought against Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person or party.  Lender shall have the right to proceed against the Guarantor under this Guaranty either before or after proceeding against the Borrower or any collateral held by Lender as security for the payment or performance of the Obligations.

8. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure.  Each reference herein to the Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the Guarantor, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the Guarantor shall in no event or under any circumstance have the right without obtaining the prior written consent of Lender to assign or transfer the obligations and liabilities of the Guarantor under this Guaranty, in whole or in part, to any other person, party or entity.

9. The term “undersigned” and “Guarantor” as used herein shall, if this Guaranty is signed by more than one party, mean the “undersigned and each of them” and “Guarantor and each of them” and each undertaking herein contained shall be their joint and several undertaking, provided, however, that the term “undersigned” and “Guarantor” shall mean the “undersigned or any of them “and “Guarantor and each of them”.  If any party hereto shall be a partnership, the agreements and obligations on the part of the Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” and “Guarantor” shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

10. No delay on the part of Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor or of the right of Lender to take further action without notice or demand as provided in this Guaranty.

11. This Guaranty may be modified, amended, changed or terminated only by an agreement in writing signed by Lender and the Guarantor.  No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Lender and if so given by Lender shall be effective only in the specific instance in which given.

12. The Guarantor acknowledges that this Guaranty and the obligations of the Guarantor under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty or otherwise with respect to the Loan.  This Guaranty shall continue in force and effect as the joint and several obligation of all guarantors until payment and performance in full of the Obligations, and shall be unaffected by (a) any failure of one or more of the Guarantors to execute and deliver any reaffirmation of guaranty; (b) any failure of the Guarantors to execute and deliver any confirmation or consent to any modification, extension, renewal, waiver or compromise of any or all of the Obligations, (c) any release of collateral securing the Obligations or any failure to procure any consent thereto; (d) any action, omission, undertaking or agreement, affecting the rights to indemnity or contribution by or among guarantors or any failure to procure any consent thereto; (e) the payment by Borrower or Guarantors of any fees, charges or payments to Lender, including any payments made in respect of any change, alteration, modification, extension, renewal, continuance, surrender, compromise, waiver or release in whole or part, of the Payment Obligations and/or the Performance Obligations.  All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and no one of such remedies, whether exercised by Lender or not, shall be deemed to be an exclusion of any of the other remedies available to Lender and shall not limit or prejudice any other legal or equitable remedy which Lender may have.  This Guaranty sets forth the entire agreement and understanding of Lender and the Guarantor, and the Guarantor absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or cross claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty or otherwise with respect to the Loan, or in any action or proceeding brought by Lender to collect the Obligations, or any portion thereof, or to enforce the obligations of the Guarantor under this Guaranty, with the exception of full payment and performance of the Obligations.  The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except those specifically set forth in this Guaranty.

13. The Guarantor hereby irrevocably and unconditionally waives, and Lender by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

14. Notwithstanding any payments made by the Guarantor pursuant to the provisions of this Guaranty, the Guarantor shall have no right of subrogation in and to the Note or the Mortgage or any other security held by or available to Lender for the Obligations or the payment thereof until the Obligations has been paid in full to Lender and all preference periods have lapsed.  The Guarantor agrees that if any payment made by the Borrower or the Guarantor to Lender or any portion of the Obligations is rescinded, recovered from or repaid by Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower or Guarantor, this Guaranty shall continue to be fully applicable to such Obligations to the same extent as though the payment so recovered or repaid had never originally been made on such Obligations regardless of, and, without giving effect to, any discharge or release of the Guarantor’s obligations hereunder granted by Lender after the date hereof.  If Guarantor shall advance or become obligated to pay any sums with respect to this Guaranty, the Note, the Mortgage or the Loan, or for any other purpose in connection with the Premises, or any part thereof, or if for any reason whatsoever Borrower or any subsequent owner of the Premises, or any part thereof, is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all sums, including principal, interest and other amounts at any time owing to Lender under the Loan or the obligations evidencing the same or the Note or the Mortgage and that Guarantor shall not be entitled to enforce or receive payment thereof until the Obligations are paid in full.  If any amount shall be paid to the Guarantor on account of any claim of subrogation at any time when the Obligations shall not have been paid in full such amount shall be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with this Guaranty.

15. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service which maintains a tracking system or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the addresses set forth at the head of this Guaranty if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) business days after being postmarked and addressed to the parties hereto at the addresses set forth at the head of this Guaranty.  Each party to this Guaranty may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective.  A copy of all such notices, requests and demands shall also be served, if to Lender, in like manner to Romer Debbas LLP, 275 Madison Avenue, Suite 801, New

York, New York 10016, Attn: Hugh P. Finnegan, Esq., and if to Guarantor, to Marcus Rosenberg & Diamond LLP, 488 Madison Avenue, 17th Floor, New York, New York 10022, Attn: Jeffrey M. Diamond, Esq.

16. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.  No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.

(a) The Guarantor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, the Guarantor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Guarantor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the State of New York, County of New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Guarantor by registered or certified mail to or by personal service at the last known address of the Guarantor, whether such address be within or without the jurisdiction of any such court.  SUBJECT TO THE REQUIREMENTS FOR A CASE TO BE HEARD IN THE COMMERCIAL DIVISION OF THE NEW YORK STATE SUPREME COURT, THE PARTIES AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COMMERCIAL DIVISION OF THE NEW YORK STATE SUPREME COURT, AND TO THE APPLICATION OF SAID COURT’S ACCELERATED PROCEDURES PURSUANT TO RULE 9 OF SECTION 202.70(G) OF THE UNIFORM RULES FOR NEW YORK STATE TRIAL COURTS.

17. The Guarantor hereby represents and warrants:

(a) That this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect;

(b) Neither this Guaranty nor any of the documents executed in connection with the Loan to which the Guarantor is a party will violate any provision of law, rule, or regulation or any order of any court or other governmental agency to which the Guarantor is subject, the organizational documents of Guarantor, if any, any provision of any agreement, indenture, credit agreement, mortgage, guaranty or other instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor’s properties or assets are bound, or be in conflict with, result in a breach of, or constitute a default under (with or without notice or lapse of time), any such agreement or instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of the Guarantor.

(c) No action or approval by or of and no filing or registration with any governmental or public body or authority, any subdivision thereof, nor the consent of any other person or entity, nor any other legal formality is required in connection with the entering into, performance or enforcement of this Guaranty, except such as have been obtained or taken and with respect to which a copy or other satisfactory evidence thereof has been furnished to Lender.

(d) The most recent financial statements of Guarantor, copies having been furnished to Lender, fairly present the financial condition of Guarantor as of such date, and since the date of such financial statements, there have been no material adverse change in such condition.

(e) Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material.

(f) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantors, threatened against or affecting Guarantor or the properties of the Guarantor before any court, governmental department, arbitrator, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Guarantor, would have a material adverse effect on the financial condition, business, properties or operations of Guarantor.

(g) Neither the business nor properties of Guarantor has been affected by a fire, explosion, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, acts of God or of the public enemy or other casualty (whether or not covered by insurance) which would have a material adverse effect upon the financial condition, business, properties or operations of Guarantor.

(h) Guarantor has the full power, legal right, authority and requisite capacity to execute and deliver this Guaranty, and to observe, perform and fulfill the provisions hereof.

(i) As a principal or Affiliate (as defined in the Mortgage) of Borrower, Guarantor will derive substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from making of this Guaranty by Guarantor.

18. Guarantor covenants that, until full performance of and compliance with all of the Obligations imposed upon Guarantor herein, Guarantor:

(a) shall promptly upon obtaining knowledge of any pending litigation in which Borrower or Guarantor has become a party defendant and in which the damages claimed exceed, or may exceed, Fifty Thousand ($50,000) Dollars, give Lender written notice thereof;

(b) shall not transfer or dispose of any assets to any person or entity for less than fair market value; and

(c) shall not terminate or dissolve or suspend Guarantor’s usual business activities, or convey, sell, lease, transfer or otherwise dispose all or a substantial part of the Guarantor’s assets during the term of this Guaranty.

19. No exculpatory provisions contained in the Note or the Mortgage or in any extension, renewal or modification thereof, or in any other document or instrument executed and delivered in connection therewith or otherwise with respect to the Loan shall in any event or under any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of the Guarantor under this Guaranty.

20. If any of the provisions of this Guaranty, or the application thereto to any person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of the Guaranty, or the application of such provision or provision to persons or circumstances other than those as to whom or which it is held invalid or enforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

21. Guarantor agrees to indemnify Lender against any loss, cost or expense in the nature of costs, expenses and attorneys’ fees and expenses, paid or incurred in attempting to enforce this Guaranty.  Guarantor waives any right or claim of right to cause a marshaling of Borrower’s assets or to cause Lender to proceed against any security for the Note before proceeding against Guarantor.  Guarantor agrees that any payments required to be made by Guarantor hereunder shall become due immediately upon the happening of any Event of Default under the Note and/or the Mortgage and without presentment of the Note to Borrower, demand for payment or protest thereof, or notice of nonpayment or protest thereof.

22. The obligations and liabilities of the Guarantor under this Guaranty are in addition to the obligations and liabilities of the Guarantor under the Other Guarantees (as hereinafter defined).  The discharge of the obligations and liabilities of the Guarantor under any one or more of the Other Guarantees by the Guarantor or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the obligations and liabilities of the Guarantor under this Guaranty.  Conversely, the discharge of the obligations and liabilities of the Guarantor under this Guaranty by Lender or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the obligations and liabilities of the Guarantor under any of the Other Guarantees.  The term “Other Guarantees” as used herein shall mean any other guaranty of payment, guaranty of non-recourse exceptions, lease guaranty or indemnification agreement (other than this Guaranty) now or hereafter executed and delivered by the Guarantor to Lender in connection with the Loan.

23. The Lender is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set off and apply to any overdue and unpaid Obligations:  (i) any amounts which the Lender from time to time may owe to the Guarantor with respect to the Loan, including any balance or share of any general or special deposit, certificate of deposit, savings certificate or other account (regardless of the source or intended use of any funds in such account), and (ii) any other property, tangible or intangible, owned by or in which the Guarantor has an interest which may be in the possession, in which accounts and other property the Guarantor hereby grants the Lender a security interest.  This right is in addition to and not in limitation of any other rights, including rights of set-off, which the Lender may have by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty the day and year first above set forth.

/s/ Gilbert Avanes
GUARANTOR: READING INTERNATIONAL, INC., a Nevada corporation By: /s/ Gilbert Avanes Name: Gilbert Avanes Title: EVP, Chief Financial Officer and Treasurer

State of	)
) ss.:
County of	)

On the _____ day of March in the year 2020 before me, the undersigned, personally appeared Gilbert Avanes personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the ______________________________________________________ (insert city or other political subdivision and state or country or other place the acknowledgment was taken).

(signature and office of individual taking acknowledgment)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENTCIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

)
State of California) County of )

On ___________________ before me, /s/ Michael James Conroy “as Notary Public”, DateHere Insert Name and Title of the Officer personally appeared /s/ Gilbert Avanes Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Michael James Conroy

Signature of Notary Public

Place Notary Seal Above
 OPTIONAL
Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document:  _____________________ Document Date:  ________________________________

Number of Pages:  ______ Signer(s) Other Than Named Above:  ________________________________

Capacity(ies) Claimed by Signer(s)

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907

EXHIBIT A

Note:

The term “Note” as used in this Guaranty shall mean that certain Consolidated, Amended and Restated Mortgage Promissory Note in the original principal amount of $25,000,000.00 of even date herewith, given by Borrower to Lender.

Mortgage:

The term “Mortgage” as used in this Guaranty shall mean that certain Mortgage Consolidation, Modification and Extension Agreement securing the Note in the original principal amount of $25,000,000.00 of even date herewith, executed by Borrower in favor of Lender constituting a first lien on the fee estate of Borrower in certain premises located in New York County, known as 1001-1007 Third Avenue, New York, New York, as such premises is more particularly described therein (the “Premises”), and intended to be duly recorded in the Office of the City Register of the City of New York, New York County (the “Office”).

Loan Documents:

The term “Loan Documents” as used in this Guaranty shall mean the Note, the Mortgage, this Guaranty, that certain Carveout Guaranty executed by the Guarantor, of even date herewith, and all other documents delivered in connection with or to evidence or secure the Loan, whether presently existing or hereafter entered into, as the same may be amended, modified, consolidated and/or restated from time to time, and, where applicable shall include all underlying Notes and Mortgages which may have been so amended, modified, consolidated and/or restated and any assignments and endorsements thereof.